AMERINDO
TECHNOLOGY FUND

Semi-Annual Report
June 30, 1997

                               TABLE OF CONTENTS
                               -----------------



SHAREHOLDER LETTER .....................................................    1

SCHEDULE OF INVESTMENTS ................................................    5

STATEMENT OF ASSETS AND LIABILITIES ....................................    6

STATEMENT OF OPERATIONS ................................................    7

STATEMENT OF CHANGES IN NET ASSETS .....................................    8

NOTES TO FINANCIAL STATEMENTS ..........................................    9

FINANCIAL HIGHLIGHTS ...................................................   12

                                                                  July, 31, 1997
Dear Shareholder:

     The roaring bull market of the late 1990s continues to be narrowly focused on a newly ordained set of "nifty-fifty" stocks, namely the very large capitalization multinationals, which has had the effect of driving the Dow Jones Average and the Standard & Poor's (S&P) 500 Index higher and higher - principally because they are large cap weighted. Small caps, emerging technology stocks in particular, have for now lagged. But as we discuss below, the recent relative underperformance of small caps has already begun to change dramatically for the better, which we think will continue for some time. The key question for all investors right now, however, is: Does the economic backdrop get any better than this? The bulls who argue that we have entered into a new secular "paradigm" point to consistent low inflation in the face of a sharp pick-up in growth attributed to technology's huge productivity dividend; healthy corporate profits; shrinking government and a muted Federal Reserve cycle. Admittedly, these factors have collectively provided an ideal environment for the capital markets over the past few years. Additionally, the huge flow of funds from the pre-retirement age "baby-boomer" savers has equally contributed to the heightened valuation of big cap stocks by going into the same large capitalization weighted index funds. Despite the good economic times, sides are nevertheless being sharply drawn between the believers in the new lower-secular inflation paradigm, which now appears to carry the day, and which we frankly think has a lot of merit, and those who are sticking with the more classical-cyclical belief that higher economic growth expected later this year will clearly bring a pickup in inflation and subsequent Fed tightening. Under either school of thought, we continue to think that the real driving force creating the new muted business cycle is clearly the productivity dividend brought on by new breakthrough technologies, whose share prices unfortunately have yet to reflect these extraordinary and dented advancements.

     Yet, even from a purely cyclical view, the first half of the year distorted what actually happened. The truly awesome growth came from federal non-defense spending and imports. Non-defense spending is mostly transfer payments, so it shows up as personal income. Real non-defense spending rose at a 10.1% annual rate in the first quarter. Real imports increased at a 21.9% annual rate in the first quarter, which helped to lower inflation and drive up inventories.

     What was significant about the second quarter for technology share prices was not performance per se, but the fact that the severe decline that started in May of 1996, came to an end nearly a year later by displaying all the typical signs of a major selling-climax bottom. This had been no ordinary correction. In fact, it was the most severe of the last six sector corrections since the infamous Crash of 1987. Prior corrections, measured by the Hambrecht & Quist (H&Q) Growth Index, had averaged 30-35% and lasted about six months. This correction was 41% peak to trough, and was virtually twice as long.

     The most striking feature of this latest correction was its performance divergence from the broad market. This was so dramatic that we show it in the attached chart. During the 12 month interval between May 1996 and April 1997, the divergence between large and small cap technology amounted to an unprecedented 73%. An investment over this period in the S&P/Dow would have been up roughly 32%, against a decline of 41% for emerging technology (i.e., the H&Q Growth Index).

     A decline of this magnitude immediately raises two key questions: What caused the decline, and what has been the record of recoveries from such declines? We believe a number of "soft" or extenuating factors contributed to the decline, as we discuss below in no particular order of importance. The technology sector had done extremely well in 1995. It was thus not unreasonable to expect the group to consolidate 1995's huge gains as momentum players rotated to more seemingly undervalued areas. Secondly, many internetworking and data telecommunications companies were undergoing transitional quarters as they rolled out major new products that could impact short term profitability. While investors are typically apprehensive of quarterly earnings misses, this concern is typically carried to extremes in high growth emerging technology companies. Competition heated up in some of the more traditional, cisco markets, as the latter sought to solidify and increase its market share. Thirdly, technology also undoubtedly got wrongly tagged with being the same as domestic small caps, which were penalized for their perceived inability to fully participate in the new global business opportunities being afforded the multinationals through NAFTA, China, etc. This charge could not have been further from the truth. Most technology companies quickly move to a 50/50 split in their business between the US and overseas, with the overseas segment typically growing faster. Lastly, and perhaps having the most severe impact of all, the huge flow of funds into mutual funds by the baby-boomers went overwhelmingly into the large cap biased index funds. Large cap stocks are perceived to enjoy a favorable liquidity bias for two reasons. In good economic times, their profit growth is sufficiently respectable so investors do not have to trade down in liquidity to smaller, but generally faster growing companies; secondly, late in a cycle that is still showing above average growth, they offer a less risky liquidity exit medium, should the market turn down.


             THE LARGE CAP MARKET COMPARED TO EMERGING TECH STOCKS

         DOW JONES INDUSTRIAL AVERAGE VS. HAMBRECHT & QUIST GROWTH INDEX
                         MAY 22, 1996 TO JUNE 30, 1997



DOW JONES                                            HEMBRECHT
INDUSTRIAL                                           & QUIST
AVERAGE                                              GROWTH INDEX
-------                                              ------------
100.00                                               100.00
99.73                                                99.49
99.74                                                98.91
99.74                                                98.91
98.82                                                96.78
98.20                                                95.15
98.54                                                96.29
97.67                                                96.64
97.35                                                96.00
98.06                                                96.55
98.61                                                96.69
98.08                                                94.91
98.60                                                94.08
98.44                                                94.66
98.11                                                94.33
98.10                                                94.41
97.92                                                92.94
97.78                                                91.17
97.83                                                90.23
97.40                                                85.99
97.76                                                85.48
97.95                                                84.02
98.74                                                84.55
98.96                                                85.49
98.98                                                84.36
98.35                                                81.53
98.09                                                83.50
97.86                                                86.45
99.17                                                87.76
99.00                                                87.42
98.70                                                85.70
98.70                                                85.70
96.71                                                83.37
96.07                                                81.99
96.61                                                82.02
96.98                                                80.10
95.54                                                76.31
95.37                                                75.51
92.58                                                70.23
92.74                                                69.68
93.06                                                74.32
94.57                                                77.13
93.92                                                75.33
93.30                                                72.93
92.53                                                69.25
92.67                                                69.06
93.84                                                71.11
94.72                                                72.56
94.06                                                71.19
94.88                                                71.32
95.69                                                71.97
96.83                                                73.70
98.30                                                76.84
98.20                                                76.60
98.58                                                77.14
98.97                                                78.08
98.88                                                78.18
98.33                                                77.64
98.74                                                77.40
97.74                                                76.24
98.08                                                76.62
98.06                                                76.50
98.47                                                76.15
98.64                                                75.48
99.02                                                74.64
98.47                                                74.72
99.23                                                76.85
99.04                                                77.41
98.54                                                77.27
98.85                                                78.56
98.86                                                79.20
97.74                                                78.24
97.20                                                77.88
97.20                                                77.88
97.76                                                77.45
97.90                                                77.48
97.04                                                75.89
97.96                                                76.75
99.24                                                77.29
99.12                                                77.86
99.60                                                78.17
99.90                                                78.93
101.05                                               80.95
101.92                                               81.48
101.92                                               82.10
101.72                                               81.82
101.55                                               82.63
101.91                                               83.23
102.02                                               82.91
101.66                                               83.58
101.72                                               84.98
101.57                                               85.75
101.64                                               86.29
101.80                                               86.40
102.20                                               85.11
102.70                                               85.92
102.68                                               85.83
103.72                                               86.82
103.49                                               87.04
103.27                                               86.16
102.64                                               85.33
102.49                                               85.46
103.31                                               85.21
104.02                                               86.22
103.92                                               86.62
104.20                                               86.23
104.87                                               85.34
105.47                                               85.02
105.41                                               83.83
104.91                                               81.68
104.47                                               82.19
103.71                                               82.32
103.96                                               81.83
103.37                                               80.40
103.96                                               78.77
103.72                                               78.92
104.35                                               80.11
104.22                                               79.57
104.56                                               78.76
105.25                                               78.96
106.92                                               80.23
107.41                                               80.99
107.65                                               81.15
108.27                                               80.88
108.46                                               80.88
108.59                                               80.28
109.26                                               80.27
109.87                                               80.45
109.85                                               79.66
110.72                                               78.39
111.28                                               77.85
111.08                                               77.53
112.01                                               76.77
113.32                                               77.52
112.99                                               78.24
112.48                                               78.20
112.48                                               78.34
112.87                                               78.34
112.87                                               78.96
111.50                                               80.41
111.16                                               81.40
111.41                                               81.26
110.45                                               81.23
111.87                                               80.58
112.03                                               82.73
110.81                                               82.34
109.10                                               81.67
109.12                                               81.07
108.49                                               81.07
109.18                                               79.79
109.84                                               77.63
112.04                                               77.71
112.23                                               79.00
112.31                                               79.59
112.89                                               78.77
112.89                                               77.95
111.75                                               78.25
113.55                                               78.25
113.35                                               78.78
111.60                                               78.82
111.60                                               79.19
111.50                                               80.08
113.26                                               79.19
113.66                                               80.63
114.24                                               81.33
113.35                                               82.45
114.67                                               81.45
116.02                                               81.95
116.12                                               82.14
117.04                                               81.61
116.42                                               81.95
117.09                                               82.05
118.26                                               82.73
118.45                                               83.82
119.14                                               85.11
118.55                                               86.03
116.92                                               85.47
115.90                                               83.95
115.28                                               82.66
115.20                                               83.24
116.66                                               83.28
118.10                                               84.01
117.91                                               84.23
117.79                                               83.93
118.27                                               83.67
116.77                                               82.33
117.22                                               82.05
118.65                                               82.33
117.80                                               80.65
118.69                                               79.89
120.49                                               80.88
121.54                                               82.26
120.96                                               82.14
120.96                                               82.14
122.32                                               81.94
121.50                                               81.94
119.89                                               81.39
119.97                                               79.95
121.29                                               78.81
121.81                                               78.91
120.86                                               79.14
119.85                                               77.87
119.03                                               75.66
119.75                                               75.15
118.60                                               75.22
118.60                                               75.45
120.21                                               75.91
120.19                                               75.25
121.16                                               75.56
122.52                                               75.09
122.62                                               74.53
121.83                                               73.35
119.05                                               71.71
120.03                                               71.87
120.38                                               70.18
119.36                                               68.87
119.03                                               67.16
118.04                                               68.22
117.77                                               68.79
119.51                                               67.03
119.01                                               67.22
119.08                                               67.89
116.66                                               66.84
116.66                                               66.84
118.61                                               64.62
114.42                                               63.48
112.79                                               62.27
112.10                                               62.71
112.95                                               65.06
113.46                                               66.21
114.38                                               66.16
113.60                                               65.87
113.19                                               64.98
110.62                                               63.29
111.66                                               63.53
114.00                                               62.99
115.61                                               61.97
115.24                                               61.44
116.02                                               60.88
115.27                                               58.61
118.27                                               58.67
117.91                                               59.44
117.55                                               59.52
116.63                                               58.22
117.39                                               58.46
120.49                                               59.82
121.30                                               61.09
120.74                                               62.25
122.38                                               65.27
124.86                                               68.84
125.05                                               68.39
122.63                                               68.05
123.51                                               68.29
124.08                                               68.36
126.22                                               69.33
125.89                                               69.05
126.10                                               69.06
126.92                                               69.89
124.52                                               69.28
125.11                                               69.27
126.40                                               70.18
126.18                                               70.86
125.62                                               70.69
127.14                                               71.74
127.14                                               71.74
127.78                                               73.04
127.33                                               73.59
126.86                                               73.68
126.88                                               73.96
126.16                                               74.60
126.55                                               74.08
125.82                                               73.87
126.43                                               74.52
128.69                                               75.19
129.43                                               75.00
130.48                                               74.06
131.12                                               73.75
133.46                                               73.89
134.68                                               73.87
134.51                                               74.08
134.32                                               74.50
133.59                                               74.15
134.60                                               74.80
134.93                                               74.60
131.61                                               73.79
134.27                                               74.86
133.09                                               74.02
132.47                                               73.67
133.05                                               74.09
132.79                                               75.46

     The tables have now clearly turned around for technology performance. In past downturns like the recent one, emerging technology has recovered about 21/2 times the amount of the decline over the ensuing three-to-five quarters. This would set the group up for a move exceeding 120%, which we believe is quite possible. Of considerable importance is that the three basic reasons we offered for the extended appreciation in our sector at the start of our major bull market call in late 1990 are still intact. They are: historically low absolute and relative valuations; the fact that technology is the principal beneficiary of the dominant trend in the global economy, which is rightsizing/downsizing for productivity enhancement; and lastly, the explosion in four new technologies which are changing the landscape of consumer, business and government markets. These are discussed below.

     While it is difficult to ascertain with any degree of precision when either the investment flows into index funds or the rate of gain in profits for Corporate America will moderate, and in the process divert investor interest away from large caps back to more rapidly growing small caps, the extraordinary historic attractiveness of small caps versus large caps is nevertheless truly compelling today. Even assuming a generous growth in profits for Corporate America (i.e., S&P 500) next year of 10%, which is presently above consensus expectations, investors are paying a record premium for such growth versus small caps. The divergence is virtually unprecedented. At almost 18-19 times next year's earnings, large cap stocks are commanding top dollar for that growth. This makes the all important ratio of p-e to growth stand at an astounding 180% for large caps. Technology is closer to a 50% discount! In effect, this says that one can buy growth of earnings in technology, measured by next year's p-e, for roughly less than one-third for what is being demanded in large capitalization stocks. Other factors also support the attractiveness of small caps. This includes a likely cut this year in the capital gains rate; the prospect of higher p-e's in general that comes with sustainably low inflation; a downturn in the liquidity premium investors would normally be willing to pay for hedging fears of Fed tightening and the need to sell stocks in size, and perhaps most important of all, sharply rising relative earnings (for small caps) in the face of a slowdown in the rate of earnings growth in 1998 for Corporate America.

     Forbes featured a cover story on how and where the next trillion dollars in wealth would be created by technology. ("Steel versus Silicon: Who reaps the next trillion dollars?" - July 7, 1997). We were intrigued by several aspects of the story, which has been discussed any number of times in our quarterly letters. We were always a bit frustrated at not being able to pinpoint the portion of the economy that constituted technology. Forbes infers that the amount is close to what we have long been thinking, perhaps 12%. This would also imply that technology is the largest (macro) sector of the economy with the fastest growth rate. We think it is entirely possible for technology to increase by another trillion dollars in value in the next five years or less. Clearly no other macro sector of the economy is poised for such growth, especially considering that the economy is in its seventh year of the present cycle. We mention briefly below a number of major trends and likely new sectors that will be spawned from this spectacular growth potential over the next few years. Our views, of course, differ from the Forbes article here, as could be expected.

     INTERNETWORKING: The demand forces that have fueled an unprecedented buildout of the data communications infrastructure over the past few years will probably support a torrid pace of new computer network deployment and upgrades. Computer networks appear poised to continue to grow at 30-50% per annum. The network has become a strategic asset and a competitive business weapon for the multinational global enterprise. The growth of the Internet and Intranets has fueled the demand for even more data networking products and technologies. We continue to think switching and remote access concentration represent two of the most attractive growth areas in the networking marketplace.

     INTERNET: The Internet is the most significant technological development of the decade (and perhaps of the next decade) and will have a tremendous impact on economic change, similar to that of the microprocessor and the pc. The number of Internet users continues to grow at an exponential rate now approaching 50 million people worldwide. Users are becoming involved in a wider spectrum of activities and spending an increasing amount of time on the Net. The number of websites continues to grow and content is becoming richer and more interesting as it takes on a multimedia orientation with increased usage of voice and video. All of these factors will create the need for additional infrastructure and increased bandwidth.

     Today, Net economics are driven by subscription, advertising and transactions more or less in order of importance. But this is changing fast. Worldwide advertising on the Net exceeded $300 million in 1996 (ten times the previous year's number), with one company, Netscape, having more advertising than the entire Web had in 1995. Bigger yet are business transactions. Buying and selling over the Internet will become so attractive that one will use retail stores chiefly to browse and then return home to transact in cyberspace what was seen in real space. All signs point toward the Internet becoming the next wave in retail distribution. Within several years consumers will be able to find virtually any product from a variety of merchants at any time of the day using their personal computer or interactive access device. The groundwork is rapidly being laid for interactive shopping and electronic commerce to gain popularity. Internet sales could capture 10% of total retail sales within the next decade and exceed $100 billion in revenue.

     THE NEW PUBLIC DATA NETWORK IN TELECOMMUNICATIONS: Significant changes in public policy, highlighted by the passage of The Telecommunications Act of 1996, are changing the industry landscape and increasing competition among service providers. In addition to global deregulation and rapid growth in developing countries, new technology is stimulating demand. ATM deployment is gaining momentum along with the increased use of fiber optic technology. Wave division multiplexing and the SONET cross-connect market are both experiencing high rates of growth. The largest opportunity may be in the upgrade of the local loop, which will provide increased bandwidth to homes and businesses required for the efficient use of the Internet. Competing technologies include ISDN, xDSL and cable modems. All these factors point to an extended cycle for telecommunications equipment.

     ENTERPRISE SOFTWARE: For several decades, the primary role of the computer has been number crunching; now communications is becoming an additional essential feature. Global Network Computing requires new updated software. Modern software is being developed with an object oriented framework incorporating languages such as C++ and Java. It is component based with reusable modules and is also Web enabled.

     The Year 2000 problem (Y2K) is receiving an increased amount of attention. Organizations which have software that was written decades ago in COBOL have a potential problem. If this snag is not corrected, erroneous results will be generated and some mission critical applications could grind to a halt. After evaluation, many IT managers will choose to purchase integrated packaged software that is Y2K compliant and customize their own applications around them.

     Customer Interaction Software is a relatively new area that is in the embryonic growth phase and offers immense investment potential. Integrated packages are available which focus on the helpdesk, customer support and field service. Sales Force Automation software is on a dynamic growth curve. These customized packages can be carried by sale professionals on their notebook computers and interact with the corporate database. In addition to providing better service for the customer, this software increases sales productivity and enhances revenue generation for the company.

     HEALTHCARE: Over the past few decades, the pharmaceutical industry has evolved from drug discovery based on a basic understanding of cellular and whole animal physiology, to a discovery and development process based upon detailed knowledge of molecular structures and intracellular pathways. Using the enabling tools of this molecular revolution, biopharmaceutical companies are addressing many more therapeutic categories. Successful results from recently completed clinical trials suggest several significant drugs are likely to be launched over the next couple of years in major therapeutic categories. Breakthroughs will likely be seen in tissue healing; in the treatment of serious burns and deep-seated ulcers using artificial skin products; non-union fractures may be healed by the application of a bone growth factor; diabetic foot ulcers, the leading cause of amputation, by a recombinant growth factor; a frog-derived novel anti-infective peptide for use in infectious diseases, and the use of vaccines for influenza, papilloma virus and even cancer.

     In summary, we believe technology has survived yet another periodic correction and stands poised to recover lost ground vis-a-vis the broad market fairly quickly.

AMERINDO TECHNOLOGY FUND


/s/ Alberto W. Vilar                        /s/ Gary A. Tanaka
Alberto W. Vilar                            Gary A. Tanaka



                            AMERINDO TECHNOLOGY FUND
                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997
                                  (Unaudited)


COMMON STOCKS - 84.80%

                                                                  MARKET
         SHARES                                                   VALUE
         ------                                                   -----
         47,500   +   Ascend Communication Inc. ............  $  1,864,375
        232,500   +   Avant Corp.. .........................     7,498,125
        220,300   +   Cascade Communications Corp. .........     6,072,019
        112,500   +   Cygnus Inc ...........................     1,940,625
        105,000   +   Fore Systems, Inc. ...................     1,424,062
         25,000   +   Geltex Pharmaceutical Inc ............       496,875
        195,100   +   Netscape Communications Corp .........     6,243,200
        100,001   +   Objective Systems Integrators Inc. ...       862,509
         35,000   +   Peoplesoft Inc. ......................     1,846,250
         90,000   +   Red Brick Systems Inc ................       646,875
         47,500   +   Remedy Corp ..........................     1,891,094
         52,500   +   Security Dynamics Technologies, Inc...     1,929,375
         55,000   +   TCSI Corp. ...........................       281,875
        120,000   +   Xylan Corp ...........................     2,040,000
        -------                                                  ---------

                  TOTAL INVESTMENTS
                      (Cost $37,230,638) ..........  84.80%     35,037,259

                  OTHER INVESTMENTS LESS
                      LIABILITIES .................  15.20%      6,279,636
                                                     -----       ---------

                  TOTAL NET ASSETS ................ 100.00%   $ 41,316,895
                                                    ======    ============


(1) Federal Tax Information: At June 30, 1997 the net unrealized depreciation based on cost for Federal Income tax purposes of $37,230,638 was as follows:"

     Aggregate gross  unrealized  appreciation for all investments in which there was an excess of value over cost ..... $ 2,575,177
     Aggregate gross unrealized depreciation for all investments in which there was an excess of cost over value ......  (4,768,556)
                                                                ----------

     Net unrealized depreciation ............................. $(2,193,379)
                                                               ===========

+ Non-income producing security



                       See notes to financial statements.



                            AMERINDO TECHNOLOGY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 1997
                                  (Unaudited)




ASSETS:
Investments in securities, at value
         (cost $37,230,638) (Note 1)                          $35,037,259
Receivable for fund shares sold ............                      273,538
Receivable for securities sold .............                    7,867,708
Deferred organization expenses
         (Note 2 ) .........................                      231,205
Other assets ...............................                       45,544
                                                               ----------
         Total Assets ......................                   43,455,254
                                                               ----------

LIABILITIES:
Overdraft at custodian bank ................     1,896,561
Payables:
         Fund shares redeemed ..............   $    17,049
         Advisory fees .....................       161,221
         Distribution fees .................        37,122
         Other payables and accrued expenses        26,406        241,798
                                                    ------    -----------
         Total Liabilities .................                    2,138,359
                                                              -----------
         Net Assets ........................                  $41,316,895
                                                              ===========

NET ASSETS CONSIST OF:
         Capital stock, $.001 par value;
         unlimited shares authorized;
         5,952,925 shares outstanding .......                $      5,953
         Additional paid in capital .........                  53,423,670
         Net investment loss ................                  (9,919,349)
         Unrealized depreciation on
            investments .....................                  (2,193,379)
                                                             ------------
Net Assets ..................................                $ 41,316,895
                                                             ============

Net asset value, redemption and offering price
         (per share $41,316,895/5,952,925 shares
         of capital stock outstanding)
         (Note 5 )  .........................                $       6.94
                                                             ============





                       See notes to financial statements.



                            AMERINDO TECHNOLOGY FUND
                            STATEMENT OF OPERATIONS
                     For the six months ended June 30, 1997
                                  (Unaudited)


INVESTMENT INCOME:
Income                                                          $     -0-
                                                                ---------
Expenses:
     Investment advisory fees (Note 4)    $ 256,106
     Directors' fees and expenses .....      29,753
     Professional services ............      18,844
     Administration and accounting fees      32,233
     Distributor fees .................      42,684
     Amortization of organization
           expenses (Note 2 ) .........      27,770
     Registration fees ................      29,753
     Transfer agent fees ..............       9,918
     Printing expense .................       7,439
     Custodian fees ...................       7,934
     Miscellaneous ....................      13,636
                                            -------
     Total expenses ...................     476,070
Less:
     Reimbursed expenses (Note 4) .....     (91,911)
                                            -------
     Net expenses .....................                           384,159
                                                                ---------
     Net investment loss ..............                          (384,159)

NET REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS
(Note 2)
Net realized gain (loss) from investment
   transactions ........................                       (9,440,977)
Net unrealized depreciation of
   investments .........................                       (2,193,379)
                                                             ------------
Net realized and unrealized gain (loss)
   on investments ......................                      (11,634,356)
                                                             ------------
Net decrease in net assets resulting
   from operations .....................                     $(12,018,515)
                                                             ============






                       See notes to financial statements.


                            AMERINDO TECHNOLOGY FUND
                       STATEMENT OF CHANGES IN NET ASSETS
                                                                         FOR THE PERIOD
                                                                        OCTOBER 29, 1996
                                                          FOR THE        (COMMENCEMENT
                                                      SIX MONTHS ENDED   OF OPERATIONS)
                                                        JUNE 30, 1997       THROUGH
                                                        (UNAUDITED)     DECEMBER 31, 1996
                                                        -----------     -----------------

Net investment loss .................................   $   (384,159)    $    (94,213)
Net realized gain/(loss) from investment transactions     (9,440,977)              -0-
Net change in unrealized depreciation of investments       1,388,867       (3,582,246)
                                                           ---------       ----------
Net decrease in net assets resulting from operations      (8,436,269)      (3,676,459)

Net capital share transactions (Note 5 ) ............     15,898,484       37,431,139
                                                          ----------       ----------

Net increase in net assets ..........................      7,462,215       33,754,680

NET ASSETS:
Beginning of period .................................     33,854,680          100,000
                                                          ----------       ----------

End of period .......................................   $ 41,316,895     $ 33,854,680
                                                        ============     ============








                       See notes to financial statements.

                            AMERINDO TECHNOLOGY FUND
                  NOTES TO FINANCIAL STATEMENTS - (UNAUDITED)
                                 JUNE 30, 1997


NOTE 1. ORGANIZATION

The Amerindo Technology Fund (the "Fund") is a series of the Amerindo Funds Inc., a Maryland Corporation, incorporated on February 6, 1996 and commenced operations on October 29, 1996. The Fund is an open-end, non-diversified management investment company under the Investment Company Act of 1940, authorized to issue an unlimited number of shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies.

The Fund offers two classes of shares to investors,  Class A and Class
D shares. Class A shares are sold subject to an initial sales load of up to 2.50% with a minimum investment of $25,000. Class D shares are sold without an initial sales load with a minimum investment of $150,000. As of June 30, 1997, only Class D shares were being offered for sale by the Fund with a reduced minimum investment of $25,000.

The Fund is the only current series of the Amerindo Funds Inc.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

Security Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors, including use of an independent pricing service or services which use prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions.

   Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

   Federal Income Taxes- The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

   Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

                            AMERINDO TECHNOLOGY FUND
            NOTES TO FINANCIAL STATEMENTS (CONTINUED) - (UNAUDITED)
                                 JUNE 30, 1997

   Organization expenses- During its organization and initial registration with the Securities and Exchange Commission (the "SEC"), the Fund incurred organization expenses of $279,807. The Fund has elected to defer these expenses and amortize them on a straight-line basis over a 60 month period beginning with the Funds' commencement of operations. During the period ended June 30, 1997, $27,770 was amortized.

   Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis.

NOTE 3.  PURCHASES  AND  SALES  OF  SECURITIES

   Purchases and sales of investment  securities,  during the period  January 1,
1997  through  June  30,  1997,   aggregated   $112,411,699   and   $100,639,867
respectively.

NOTE 4.  INVESTMENT  ADVISORY  AGREEMENT

   The Fund has an agreement with Amerindo Investment Advisors Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, to serve as investment advisor and manager. Under the terms of the agreement, a monthly fee is paid to the investment advisor based on 1/12th of 1.50% (1.50% on an annual basis) of the average daily net asset value. This advisory agreement is subject to an annual review by the Directors of the Fund.

   The Advisor has agreed to a reduction in the amounts payable to it and to reimburse the Fund for any expenses (including the advisory fee, but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.25% of the average daily net asset value of the Class D shares of the Fund.

   For the period January 1, 1997 through June 30, 1997, the Advisor earned advisory fees of $256,106 and reimbursed the Fund $91,911 in expenses.

   The Fund has agreements with American Data Services, Inc. (the "Administrator") to provide shareholder servicing , fund accounting and administrative services to the Fund. The services to be provided under the agreements include day-to-day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of its records, preparation of reports, supervision of the Fund's arrangement with its custodian and assistance in the preparation of the Fund's registration statement under federal and state laws. Costs incurred totaled $42,151 for the period January 1, 1997 through June 30, 1997.

NOTE 5. DISTRIBUTION  FEES

   The Board of Directors has adopted a distribution plan applicable to the Fund under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. Pursuant to the Plan, registered broker-dealers and qualified recipients will be reimbursed by the Fund for distribution expenditures up to a limit of 0.50% of 1% and 0.25% of 1% on Class A Shares and Class D Shares, respectively.

                            AMERINDO TECHNOLOGY FUND
            NOTES TO FINANCIAL STATEMENTS (CONTINUED) - (UNAUDITED)
                                 JUNE 30, 1997

NOTE 6. FUND SHARE TRANSACTIONS

At June 30, 1997 there were an unlimited number of shares of $0.001 par value capital stock authorized.:


                                                                            FOR THE PERIOD
                                                   FOR THE                 OCTOBER 29, 1996
                                               SIX MONTHS ENDED       (COMMENCEMENT OF OPERATIONS)
                                                JUNE 30, 1997           THROUGH DECEMBER 31, 1996
                                            SHARES        AMOUNT          SHARES         AMOUNT
                                            ------        ------          ------         ------

Shares Sold .......................      2,773,160    $ 19,875,900       3,788,883   $ 37,786,139
Shares issued for reinvestment
    dividends and distribution
    from realized gains ...........              0               0               0              0
Shares redeemed ...................       (579,674)     (3,977,416)              0              0
                                         ---------    ------------       ---------   ------------
Net increase ......................      2,193,486    $ 15,898,484       3,788,883   $ 37,786,139
                                         =========    ============       =========   ============





                            AMERINDO TECHNOLOGY FUND
                              FINANCIAL HIGHLIGHTS
             (For a fund share outstanding throughout each period)


                                                                          FOR THE PERIOD
                                                                         OCTOBER 29, 1996
                                                         FOR THE           (COMMENCEMENT
                                                    SIX MONTHS ENDED      OF OPERATIONS)
                                                      JUNE 30, 1997          THROUGH
                                                       (UNAUDITED)      DECEMBER 31, 1996
                                                       -----------      -----------------

Net asset value, beginning of period ...........   $          9.00   $         10.00
                                                        ----------         ---------
Income (loss) from investment operations
Net investment loss ............................             (0.06)            (0.04)
Net realized and unrealized gain (loss) on
  investments ..................................             (2.00)            (0.96)
                                                        ----------         ---------
Total from investment operations ...............             (2.06)            (1.00)
                                                        ----------         ---------
Less distributions
Dividends from net investment income ...........              0.00              0.00
Distribution from realized gains from security
  transactions .................................              0.00              0.00
                                                        ----------         ---------
Total distributions ............................              0.00              0.00
                                                        ----------         ---------

Net asset value, end of period .................        $     6.94         $    9.00
                                                        ==========         =========

Total return** .................................            (40.79%)*        (45.69%)*

Ratios/supplemental data
Net assets end of period (in 000's)  ...........             41,317           33,854
Ratio of expenses to average net assets ........              2.78%*            3.82%*
Ratio of expenses to average net assts, net of
  reimbursement ................................              2.25%*            2.25%*
Ratio of net investment income (loss) to average
  net assets ...................................             (2.78%)*          (3.82%)*
Ratio of net investment income (loss) to average
  net assets, net of reimbursement .............             (2.25%)*          (2.25%)*
Portfolio turnover rate ........................            571.33%             0.00%
Average commission rate paid ...................         $   0.0500        $   0.0500


*  Annualized
** Based on net asset value per share



                       See notes to financial statements

Investment Advisor
-------------------------------------------
Amerindo Investment Advisors Inc.
San Francisco, California
New York, New York

Administrator and
Transfer and Dividend Agent
-------------------------------------------
American Data Services, Inc.
Huntington, New York

Custodian
-------------------------------------------
The Northern Trust Company
Chicago, Illinois

Legal Counsel
-------------------------------------------
Battle Fowler LLP
New York, New York

Independent Auditors
-------------------------------------------
Morrison, Brown, Argiz & Company
Miami, Florida


1-888-TECH FUND
www.amerindo.com